SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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 FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 18, 2020

CANNAGISTICS, INC.

 (Exact name of registrant as specified in charter)

Nevada	000-55711	90-0338080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Veterans Highway Suite 310 Hauppaige, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 631-676-7230

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Section 8– Other Events

Item 8.01 Other Events

On September 26, 2019, Cannagistics, Inc. (the “Company”) announced that the Board of Directors had approved the registered spinout of Global3pl, Inc. (“Global3pl”), a New York corporation and wholly owned subsidiary of the Company. Global3pl is a logistics technology provider and its software platforms, American Freight Xchange and Urbanx, have been under development by the Company. It is expected that development will be at the testing stage within the next fiscal quarter. At the same time, the Board of Directors had also declared a stock dividend for all shareholders, with a record date of October 10, 2019. It was decided that for every 50 shares of common stock of the Company, all shareholders of record on the record date will receive one share of common stock in Global3pl. In addition, Global3pl was to file a registration statement as part of its raise of capital to complete the development of American Freight Xchange, a North American freight broker-driven 3pl network to handle the management of long haul LTL (less than truckload), and specialty freight (white glove) services and for Urbanx, a North American network of rush-messenger local trucking services for forward and reverse last mile delivery (including white glove service).

Subsequent to the date previously established for the spin-off, the Company was engaged in the yearend audit and because that process was delayed, the Company continued its investment in time and money in the development of the platforms mentioned. Additionally, with the continued development of our Malta Project, and the change of focus to Supply Chain Management, continued financial support for Global3pl has been warranted by the Company. The Global3pl and AFX software and operating system are going to serve as the platform to which the Canangistics Supply Chain Management and Operating System will be based on and Cannagistics will be using the Global3pl to develop our SAAS (Service as a Software) system.

The Company has also been in discussions with the development team involved in the Global3pl project, specifically from Corengine, Inc. and its parent company I2Digitial, Inc., about a possible acquisition of Corengine, Inc. by the Company on behalf of Global3pl, Inc. prior to the spin-off of Global3pl, Inc. It is anticipated that a Letter of Intent and/or definitive acquisition documents will be negotiated and completed prior to April 30, 2020.

Accordingly, the Company plans to conduct the registered spin-off in the next two months.

This Current Report on Form 8-K does not constitute an offer of any securities for sale.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannagistics, Inc.

/s/ James W. Zimbler

James W. Zimbler

Chief Executive Officer

Date: March 18, 2020

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